LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
February 29, 2020 (Unaudited)

COMMON STOCKS - 98.4%	Shares	Value
Consumer Discretionary - 9.1%
Auto Components - 2.0%
Adient plc (a)	156,406	$3,742,796
Goodyear Tire & Rubber Company (The)	516,132	4,998,738
Tenneco, Inc. - Class A (a)	121,425	1,113,467
		9,855,001
Household Durables - 3.7%
Whirlpool Corporation	137,440	17,573,078

Internet & Direct Marketing Retail - 1.3%
Qurate Retail, Inc. - Series A (a)	946,174	6,452,907

Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc.	758,130	10,037,641

Energy - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
EOG Resources, Inc.	283,271	17,919,723
Suncor Energy, Inc.	840,358	23,193,881
		41,113,604
Financials - 13.8%
Capital Markets - 6.5%
Affiliated Managers Group, Inc.	112,315	8,448,334
Ameriprise Financial, Inc.	163,223	23,063,410
		31,511,744
Insurance - 7.3%
Assurant, Inc.	130,720	15,763,525
Lincoln National Corporation	423,574	19,226,024
		34,989,549
Health Care - 10.2%
Health Care Providers & Services - 10.2%
Centene Corporation (a)	461,630	24,475,623
HCA Healthcare, Inc.	195,039	24,771,903
		49,247,526
Industrials - 21.6%
Air Freight & Logistics - 3.9%
XPO Logistics, Inc. (a)	256,355	18,962,579

Construction & Engineering - 5.1%
AECOM (a)	288,457	12,963,258
Quanta Services, Inc.	306,011	11,668,199
		24,631,457
Road & Rail - 1.9%
Avis Budget Group, Inc. (a)	189,243	6,126,742

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.4% (Continued)	Shares	Value
Industrials - 21.6% (Continued)
Road & Rail - 1.9% (Continued)
Hertz Global Holdings, Inc. (a)	225,239	$2,880,807
		9,007,549
Trading Companies & Distributors - 10.7%
AerCap Holdings N.V. (a)	375,066	19,533,437
Air Lease Corporation	252,167	9,673,126
United Rentals, Inc. (a)	167,784	22,228,025
		51,434,588
Information Technology - 25.7%
Communications Equipment - 0.9%
CommScope Holding Company, Inc. (a)	376,523	4,145,518

Electronic Equipment, Instruments & Components - 7.9%
Arrow Electronics, Inc. (a)	176,684	11,848,429
Flex Ltd. (a)	1,100,844	12,230,377
SYNNEX Corporation	112,204	14,028,866
		38,107,672
IT Services - 1.9%
Alliance Data Systems Corporation	108,163	9,289,038

Semiconductors & Semiconductor Equipment - 10.3%
Broadcom, Inc.	86,973	23,710,580
Microchip Technology, Inc.	285,289	25,878,565
		49,589,145
Technology Hardware, Storage & Peripherals - 4.7%
Western Digital Corporation	402,060	22,338,454

Materials - 9.4%
Chemicals - 4.6%
Celanese Corporation	237,568	22,269,624

Containers & Packaging - 4.8%
Crown Holdings, Inc. (a)	273,328	19,269,624
O-I Glass, Inc.	330,598	3,570,459
		22,840,083

Investments at Value - 98.4% (Cost $435,703,359)		$473,396,757

Other Assets in Excess of Liabilities - 1.6%		7,472,916

Net Assets - 100.0%		$480,869,673

(a)	Non-income producing security.

See accompanying notes to Schedule of Investments.

LYRICAL U.S. VALUE EQUITY FUND

NOTES TO SCHEDULE OF INVESTMENTS

February 29, 2020 (Unaudited)

1.	Securities Valuation

Lyrical U.S. Value Equity Fund (the “Fund”) values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value, and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

LYRICAL U.S. VALUE EQUITY FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$473,396,757	$-	$-	$473,396,757
Total	$473,396,757	$-	$-	$473,396,757

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended February 29, 2020.

2.	Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of February 29, 2020:

Tax cost of portfolio investments	$471,022,216

Gross unrealized appreciation	$87,914,012
Gross unrealized depreciation	(85,539,471)
Net unrealized appreciation on investments	$2,374,541

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

4.	Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of February 29, 2020, the Fund had 25.7% of the value of its net assets invested in stocks within the Information Technology sector.